INTERNATIONAL TELECOMMUNICATIONS SERVICES
                   AGREEMENT BETWEEN TELENOR CARRIER SERVICES AS AND
                              NORDISKA TELE8 AB

An Agreement entered into this 14th day of November 1995, by and between Telenor Carrier Services AS, a limited liability company organized and existing under the laws of Norway and having its principal office at Keysersgt. 13, N-0130 Oslo, Norway and Nordiska Tele8 AB, a company organized and existing under the laws of Sweden and having its registered office at Vastergatan 4, S-211 21 Malmo, Sweden collectively referred to as the Parties and individually referred to as Party.

Whereas Telenor Carrier Services AS and Nordiska Tele8 AB desire jointly to furnish direct telecommunications services between Norway and Sweden.

NOW THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.     Establishment of Service
-------------------------------

The Parties hereto agree to provide and maintain direct telecommunications services between Norway and Sweden in accordance with the terms and conditions of this Agreement and its Annexes and agree to use their reasonable endeavors to establish such telecommunications services on such dates as may be agreed by the Parties.

2.     Services to be Provided
------------------------------

The telecommunications services to be established and provided hereunder shall be agreed between the Parties from time to time and the details thereof shall be set out in Annexes which shall be attached to this Agreement.

3.     Duration
---------------

This Agreement shall come into force on the date of signature hereunder of both Parties and shall remain in force until terminated by one of the Parties, by not less than 12 months prior notice.

4.     Routing of Telecommunications Services and Provision of Facilities
-------------------------------------------------------------------------

a) The telecommunications services covered by this Agreement shall be provided by direct circuits between Norway and Sweden and/or switched circuits via other countries, or a combination of direct and switched circuits via other countries as the Parties may from time to time agree.
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b)     Each Party shall be responsible for the provision, payment and maintenance of the telecommunications facilities located within the boundaries of Norway and Sweden necessary to provide service between the two countries.

c) Each Party shall be responsible for the establishment and payment of one half of the international telecommunications facilities necessary to provide said services between Norway and Sweden via a transit country. For particular services, the Parties may agree on different allocations of costs than as set out above.

d ) Each Party shall notify the other Party as soon as possible of any facility failure which will arise, or will be likely to arise, from a cause within its area of operation and which is expected to result in a protracted interruption of any or all of the telecommunications services hereunder described.

5.    Technical Standards and Methods of Operation
--------------------------------------------------

a) The technical standards and methods of operation to be applied and used by the Parties in the provision of telecommunications services hereunder shall be agreed by the Parties from time to time. However, unless the Parties agree otherwise, the Parties shall apply technical standards which conform to the relevant recommendations of the ITU-T.

b) The Parties will adopt written procedures and working standards to be implemented by them in respect of order handling, maintenance and other operational matters in respect of each of the telecommunications services hereunder.

c) The telecommunication services to be provided will be carried on digital channels which conform to European standards.

d) For operational purposes, technical and operating personnel will use English as the working language.

6.     Liability, Liquidated Damages
------------------------------------

Neither Party shall be liable to the other for any loss or damages, whether direct or indirect, sustained by reasons of any failure in the services provided under this Agreement, whatsoever shall be the cause of such failure, and however long such failure shall last.

7.     Authorizations
---------------------

All undertakings and obligations assumed hereunder by either Party are subject to the issuance and continuance of all necessary governmental licenses, consents, permits, registrations and approvals.
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8.   Notices
-------------

All notices under this Agreement shall be made in writing and shall be deemed to have been received four (4) days after the date of mailing unless copy of the notice is also sent by fax, in which case the notice shall be deemed to have been received on the date such fax was sent and notice was mailed.

All notices shall be directed as follows:

Nordiska Tele8 AB                              Telenor Carrier Services AS
Claus B. Nilsson, Int'l Relations Manager      Per Wien, Director,
Vatergatan 4, S-211 21 Malmo                   International Affairs
Sweden                                         P.O. Box 6701 St. Olavs plass
                                               N-0130 Oslo
                                               Norway

9.     Entire Agreement
-----------------------

This Agreement and its Annexes represent the entire understanding between the Parties in relation to the subject matter hereof and supersede all other agreements and representations made by either Party, whether oral or written. This Agreement may only be modified if such modification is in writing and signed by a duly authorized represtative of each Party hereto. If conflicts arise between the contents of this Agreement and its Annexes, the wording of this Agreement shall always be primary and binding.

10.     No Waiver
-----------------

No waiver by either Party of any provision of this Agreement shall be binding unless expressly confirmed in writing. Further any such waiver shall relate only to such particular matter, non-compliance or breach as it expressly relates to and shall not apply to any subsequent or other matter, non-compliance or breach.

11.     Termination
-------------------

Notwithstanding any other provision of this Agreement, if a Party fails to pay a net balance due in accordance with the terms of this Agreement, or is otherwise in material breach of this Agreement, and such default continues for a period of at least sixty (60) days, the non-breaching Party may, at its option and after providing thirty (30) days written notice to the defaulting Party, (a) restrict, suspend or terminate its own participation in the services covered hereby, and the non-breaching Party shall be released from its obligations under this agreement until any balance due is paid or until such material breach is remedied, (b) handle only calls that are billed to its own customers, retain all the revenues and continue such practice until payment of any outstanding balance due has been made or other material breach has been remedied, or (c) terminate this Agreement without surrendering any
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right to compensation.

12.     Assignment
------------------

Neither Party shall transfer or assign its rights or obligations under this Agreement without the prior written consent of the other Party, provided however that either Party may assign its rights and obligations under this Agreement to its subsidiaries, to its parent Company or subsidiaries of the
parent with prior notification to the other Party.   No such assignment shall
relieve the assigning Party of its obligations hereunder.

13.     Arbitration and Applicable Law
--------------------------------------

All disputes arising in connection with the present Agreement or further Agreements resulting thereof, shall be finally settled by arbitration in accordance with the Rules of the Arbitration Institute of the Oslo Chamber of Commerce.

14.     Force Majeure

No failure or omission by either Party to carry out or observe any of the terms and conditions of this Agreement shall give rise to any claim against the Party in question or be deemed a breach of this Agreement if such failure or omission arises from any cause reasonable beyond the control of the Party.

15.     Confidentiality

Any of the information contained in this Agreement and Annexes and Addendums thereto, or arising thereunder, and which is not in public domain, shall be treated as strictly confidential and shall not be disclosed to third Parties unless otherwise agreed, save that such information shall be disclosed if required by law or any competent regulatory authority.

The provisions of this paragraph shall remain in effect for a period of five
(5) years following the termination of this Agreement unless otherwise agreed in writing by the Parties hereto.

IN WITNESS WHEREOF, THIS AGREEMENT HAS BEEN ENTERED INTO THE DAY AND YEAR FIRST ABOVE WRITTEN.

Signed for and behalf of                  Signed for and behalf of
Nordiska Tele8 AB                         Telenor Carrier Services AS


/s/ Carina Jonasson                       /s/  Ivar Sliper
--------------------------                ----------------------------
Carina Jonasson                           Ivar Sliper
President                                 Managing Director
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ANNEX A


INTERNATIONAL PUBLIC SWITCHED TELEPHONE SERVICE

Operated by Nordiska Tele8 AB and Telenor Carrier Services AS between Sweden and Norway.

This Annex is attached to and incorporated into the International
Telecommunications Services Agreement of even date made between Nordiska Tele8 AB and Telenor Carrier Services AS.


1.     Definition of type of service
------------------------------------

International Public Switched Telephone Service (IPSTN) includes customer dialed calls.

The types of services may be amended from time to time subject to mutual agreement of the Parties.

Not all types of services may be operational at the time of initial implementation of the service.

A separate annex (Annex B) will cover transit working.

2.Collection charges
--------------------

Charges to the users applicable to this service shall be a national matter to be determined by each Party.

3.     Accounting rates and division of revenues
------------------------------------------------

a) The Parties shall settle with each other on the basis of Accounting Rates or as the Parties may otherwise agree from time to time.

b)     The unit of account will be Special Drawing Rights (SDR).

c) The Accounting rates may be adjusted from time to time, subject to mutual agreement of the Parties to this Agreement.

d) The rates quoted above will apply to all types of service for all time periods and days of week.

4.     Currency of Settlement
-----------------------------


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The currency of settlement chosen by the creditor is:

     if Nordiska Tele8 AB is creditor:                  Swedish Kroner (SEK)
     if Telenor Carrier Services AS is creditor:        Norwegian Kroner (NOK)

5.     Accounting and Method of Settlement
------------------------------------------

The accounting and Method of Settlement to be applied and used by the Parties in the provision of telecommunications services hereunder shall be in accordance with the International Telecommunications Regulations (WATTC-88) and appropriate CCITT Blue Book recommendations.

6.     Exchange of Information
------------------------------

The Parties may exchange information as appropriate to ensure effective implementation and operation of the service.

7.     Duration
---------------

This annex shall come into force on the date of signature of the International Telecommunications Service Agreement and shall continue until terminated by not less than 12 months prior notice given by either Party to the other. If the International Telecommunications Services Agreement is terminated then this Annex shall also be terminated at the same date.

This annex can be replaced by a new one, provided that the annex is approved by both Parties.
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ANNEX B

INTERNATIONAL TELEPHONE TRANSIT SERVICE

This Annex is attached to and incorporated into the International
Telecommunications Service Agreement between Nordiska Tele8 AB and Telenor Carrier Services AS.

1.     Type of Service
----------------------

The service offered will be switched transit service for IPSTN between Sweden or Norway and another country or geographic area which may transit Sweden or Norway as the Parties may from time to time agree.

2.     Periods of service
-------------------------

The service will be a 24 hour per day continuous facility.

3.     Charges for the service
------------------------------

Charges for this service will be based upon rates agreed by the Parties to this agreement. The agreed rates shall be attached to this Annex when agreed.

4.     Accounting and revenue settlement
----------------------------------------

Transit charges will be remitted to the Party providing the transit service in accordance with the accounting process described in Annex A. Transit charges therefore will be identified separately in the monthly accounts.

5.      Duration
----------------

This annex shall come into force on the date of signature of the International Telecommunications Service Agreement and shall continue until terminated by not less than 12 months prior notice by either Party to the other. If the International Telecommunications Services Agreement is terminated then this Annex shall also be terminated at the same date.

This annex can be replaced by a new one, provided that the annex is approved by both Parties.